UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 18, 2011 (Dec. 23, 2010)

Magellan Petroleum Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-5507	06-0842255
(Commission File Number)	(IRS Employer Identification No.)

7 Custom House Street, Portland, ME	04101
(Address of Principal Executive Offices)	(Zip Code)

207-619-8500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01	Other Events

Receipt of Commitment Letter

On December 23, 2010, Magellan Petroleum Corporation (the “Company”) received a commitment letter from Young Energy Prize s.a., its largest shareholder (“YEP”), to provide the necessary funds required for Magellan Petroleum Australia Limited (“MPAL”), the Company’s wholly-owned Australian subsidiary, to complete the acquisition from Santos Offshore Pty Ltd (Santos) of a 40% ownership interest in the Evans Shoal natural gas field in the Bonaparte Basin offshore Northern Territory Australia as provided for in the March 25, 2010 Asset Sale Deed by and between MPAL and Santos.

A copy of the amended commitment letter dated January 13, 2011, effective as of December 23, 2010, is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following document is filed herewith as an exhibit as follows:

Exhibit No.	Description

99.1	Letter of Young Energy Prize s.a. to the Company, dated January 13, 2011, effective as of December 23, 2010, is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAGELLAN PETROLEUM CORPORATION

By:	/s/ WILLIAM H. HASTINGS
Name:	William H. Hastings
Title:	President and Chief Executive Officer

Dated: January 18, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter of Young Energy Prize s.a. to the Company, dated January 13, 2011, effective as of December 23, 2010, filed herewith.